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                          2000 CONSULTING SERVICES PLAN
                                       OF
                        INTERNET MULTI-MEDIA CORPORATION

1. Purpose. The purpose of this Consulting Services Plan is to advance the interests of the Corporation by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the Corporation by employees, directors and former directors of, and consultant to, the Corporation, and its Subsidiaries who have: 1) served without salaries; 2) advanced funds to the Corporation; 3) incurred significant unreimbursed expenses on behalf of the Corporation; and 4) assisted the Corporation and its' attorneys and accountants in dealing with shareholder inquiries and with the preparation and filing of corporate documents. These persons, upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations, require incentives to put forth maximum effort for the success of the Corporation's business. It is anticipated that these incentives will stimulate the efforts of such employees, directors and consultants on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It also is expected that such incentives will enable the Corporation and its Subsidiaries to attract desirable personnel.

2. Definitions. When used in this Plan, unless the context otherwise requires:

(a). "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

(b). "Chairman of Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

(c). "Corporation" shall mean Internet Multi-Media Corporation.

(d). "Eligible Persons" shall mean those person described in Section 4 and 13 who will receive stock pursuant to this 2000 Consulting Services Plan.

(e). "Fair Market Value" on a specified date shall mean (A) the mean between the high and low sale price reported on such date on the stock exchange or market, including the National Association of Securities Dealers, Inc.'s OTCBB market on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which any Share was so traded, or (B) if the Shares are not listed on any stock exchange or market, than the value as established by the Board for such date using any reasonable method of valuation.


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(f). "Awarded Stock" shall mean the Stock awarded pursuant to this Plan.

(g). "Plan" shall mean this 2000 Consulting Services Plan of Internet Multi-Media Corporation, as adopted by the Board on June 26, 2000, as this Plan from time to time may be amended.

(h). "President" shall mean the person who at the time shall be the President of the Corporation.

(i). "Shares" shall mean a share of common stock, $0.001 par value, of the Corporation.

(j). "Subsidiary" shall mean a wholly owned subsidiary of the Corporation.

3. Administration. This Plan shall be administered by the Board of Directors as provided herein. Determination of the Board as to any question, which may arise with respect to the interpretation of the provisions of this Plan and Awarded Stocks, shall be final. The Board may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this Plan, as it may been advisable to make this Plan and Awarded Stocks effective or provide for their administration, and may take such other action with regard to this Plan and Awarded Stocks as it shall deem advisable to effectuate their purpose.

4. Participants. All employees and directors of, former directors of and consultants to, the Corporation or a Subsidiary, who, as determined by the Board, have met the conditions of Section 1 of this Plan, shall receive Awarded Stocks under this Plan. The parties to whom Awarded Stocks have been granted under this Plan, and the number of Shares subject to each such Awarded Stock, have been determined by the Board, in its sole discretion, subject however, to the terms and conditions of this Plan.

5. Shares. Subject to the provisions of Section 13 hereof, the Board has Awarded Stocks with respect to an aggregate of 3,253,000 Shares, all of which Shares are authorized but unissued Shares.

6. Grant of Awarded Stocks. The number of Shares of Awarded Stocks granted to any Eligible Person has been determined by the Board in its sole discretion based upon, among other factors, the Fair Market Value of services rendered to, and expenses incurred on behalf of, the Corporation.

7. Stock Certificates. Within ninety (90) days from the date of this Plan, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares of the Awarded Stock. The


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certificate or certificates shall bear a restrictive legend as described in paragraph 9, below.

8. Restrictions on Transferability of Awarded Stocks. Awarded Stocks shall not be transferable, except as authorized in writing by the Board of Directors in its sole discretion.

9. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of the Shares pursuant to the grant of any Awarded Stock until the completion of such registration or other qualification of such Shares under any State of Federal law, rule, requirements or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Awarded Stock shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), to issue Shares in compliance with the provisions of the Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares that may be issued pursuant to the grant or exercise of any Awarded Stock, or may issue stop transfer orders with respect thereof.

10. Income Tax Withholding. If the Corporation a Subsidiary is required to withhold and amounts by reason of any provincial, federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant of the Awarded Stock, the Corporation or the Subsidiary shall be entitled to deduct or withhold such amounts from any cash or payment to be made to the holder of the Awarded Stock.

In any event, the holder shall make available to the Corporation or such Subsidiary, promptly when requested by the Corporation or such Subsidiary; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it deems necessary in order to have such funds made available to the Corporation or Subsidiary out of funds or property due or to become due to the holder of such Awarded Stock.

11. No Right of Employment or Service. Nothing contained herein or in an Awarded Stock shall be construed to confer upon any director, employee or consultant any right to be continued in the employ or service of the Corporation or any Subsidiary or mitigate any right of the Corporation or any Subsidiary to retire, request the resignation of or discharge or otherwise cease its services arrangement with any employee or consultant at any time, with or without cause.

12. Effective Date. This Plan is effective as of June 26, 2000.


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13. Issuance of Awarded Stocks Pursuant to this Plan. The Board of Directors hereby issues the following Awarded Stocks to the following persons in the capacities indicated, on the 26th day of June, 2000:


           Cornelia Patterson, Director:               300,000 Shares

           Janet Winkler, Former Director:             100,000 Shares

           Reno J. Calabrigo, Director:              1,638,000 Shares

           Michael J. Waldkirch, Consultant:         1,215,000 Shares


The above Awarded Stocks have all been valued at U. S. $0.13 per Share (Thirteen cents per Share), the Fair Market Value as determined by this Board of Directors as of June 22, 2000.



                                            /s/
                                            ----------------------------
                                            Cornelia Patterson, Director

                                            /s/
                                            ----------------------------
                                            Kelly Kampen, Director

                                            /s/
                                            ----------------------------
                                            Michael Doodson, Director

                                            /s/
                                            ----------------------------
                                            Reno J. Calabrigo, Director


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